                                                                    Exhbit 10.16


                              BETEILIGUNGSVERTRAG

        Vertrag uber die Errichtung einer stillen Gesellschaft zwischen
           SEQUENOM Instruments GmbH, StapelstraBe 5B, 22529 Hamburg
            - im folgenden:  Junges Technologie-Unternehmen (JTU) -
                                    und der
                  Technologie-Beteiligungs-Gesellschaft m.b.H.
            der Deutschen Ausgleichsbank, Wielandstr. 4, 53170 Bonn
                - stiller Gesellschafter, im folgenden:   tbg -

                                     (S) 1

                       Gesellschaftszweck, Gesellschafter

1. Im Rahmen des mit dem Bundesminister fur Bildung, Wissenschaft, Forschung und Tech-nologie (BMBF) und der Deutschen Ausgleichsbank durchgefuhrten Modellversuchs "Beteiligungskapital fur junge Technologie-Unternehmen" unterstutzt die tbg junge Technologie-Unternehmen durch die Ubernahme von Beteiligungen zur Finanzierung von Investitionen und Betriebsmitteln

        - fur Forschungs- und Entwicklungsarbeiten bis zur Herstellung und Erprobung von Prototypen (Keimphase) und

        - fur Anpassungsentwicklungen und die Vorbereitung der Produktion einschlieBlich der Markteinfuhrung technisch neuer Produkte, Verfahren oder technischer Dienstleistungen (Aufbauphase).

2. a) Das im Handelsregister des Amtsgerichts Hamburg unter der Nr. B 57315 eingetragene JTU betreibt gemaB Gesellschaftsvertrag in der gultigen Fassung vom 10.11.1994 ein Handelsgewerbe mit dem Zweck der Entwicklung, Herstellung und Vermarktung von Geraten zur Sequenzierung von DNA, dem Verkauf der Sequenzinformationen und der Entwicklung von medizinischen Diagnostika und Therapeutika.

   b) Das JTU befaBt sich im Rahmen dieses Gesellschaftszwecks mit der Neuentwicklung und Integration von DNA-chemischen, molekularbiologischen und physikalischen Ver-fahren zur Herstellung eines Funktionsmodells eines patentierten DNA-Sequenzierautomaten, insbesondere zur Sequenzierung des humanen Genoms.

3. Die tbg ubernimmt an dem JTU eine Beteiligung in der Rechtsform der stillen Gesellschaft, um das in Abs. 2b beschriebene Vorhaben zu fordern.

                                     (S) 2

                                    Einlage

1. AusschlieBlich zur Forderung des in (S) 1 Abs. 2b beschriebenen Innovationsvorhabens und auf der Grundlage der Angaben des JTU im Beteiligungsantrag vom 28.11.1994 ubernimmt die tbg eine Einlage in Hohe von DM 1.000.000,--, unter der Voraussetzung, daB das JTU mit der SEQUENOM Inc., Boston, c/o TVM Techno Venture Management L.P., 101 Arch Street, Boston MA 02110, USA, (im folgenden: BG) eine Beteiligung in Hohe von

        DM 1.000.000,-- nachweist und der BG mit der tbg eine
        Kooperationsvereinbarung abge-schlossen hat.

        Der BG wird sich bei der Betreuung des Engagements beim JTU von der TVM Techno Venture Management Gesellschaft mbH & Co. KG, LeopoldstraBe 28 A, 80802 Munchen als Betreuungsgesellschaft beraten lassen.

2. Die Einlage der tbg ist zur Mitfinanzierung des gem. Anhang aufgefuhrten Investitions-und Finanzierungsplans zu verwenden. Die Anlage gilt als Bestandteil dieses Beteiligungsvertrages.

        Sofern sich die Kosten des Vorhabens gegenuber den vorstehenden Angaben ermaBigen oder nachtraglich weitere offentliche Mittel eingeworben werden, ist die tbg zur entspre-chenden Kurzung ihrer Einlage in einem der Reduzierung des Investitionsvolumens entsprechenden Verhaltnis berechtigt. Der Kurzungsbetrag ist umgehend an die tbg zuruckzuuberweisen.

3.      Das JTU kann die Einlage nach Beginn der Gesellschaft (vgl. (S) 3 Abs.
        1) abrufen, soweit ihre unverzugliche bestimmungsgemaBe Verwendung und ein anteiliger Mitteleinsatz mit den anderen in Abs. 2 vorgesehenen Finanzierungsmitteln gewahrleistet sind. Dem Abruf ist eine Bestatigung der Abrufvoraussetzungen durch den BG beizufugen.

4. Wenn die Einlage nicht zumindest teilweise bis spatestens zum 31.09.1995 abgerufen wird, ist dieser Vertrag beendet.

5. Beim ersten Teilabruf ist die tbg berechtigt, eine Bearbeitungsgebuhr i.H.v. 1,00% der gesamten in diesem Vertrag vereinbarten Einlage einzubehalten.

6. Die Einlage der tbg ist vom JTU auf einem gesonderten Einlagenkonto zu fuhren. Entnah-men der tbg von diesem Konto sind ausgeschlossen.

                                     (S) 3

                       Beginn und Dauer der Gesellschaft

1. Die stille Gesellschaft beginnt, sobald dieser Vertrag durch beide Parteien unterzeichnet ist.

2.      Die stille Gesellschaft ist bis zum 31.12.2005 befristet.

3. Mit Beendigung des Gesellschaftsverhaltnisses sind die Einlage der tbg und nicht ausge-zahlte Gewinnanteile zur Zahlung an die tbg fallig.

4. Soweit die von der BG gewahrten Mittel vor dem 31.12.2005 zuruckgezahlt werden, so ist die Einlage der tbg zum gleichen Zeitpunkt und im gleichen Umfang zur Ruckzahlung fallig.

                                     (S) 4

                                Geschaftsfuhrung

1. Die tbg ist an der Geshaftsfuhrung des JTU nicht beteiligt, soweit nachstehend nichts an-deres bestimmt ist.

2.      Das JTU bedarf der Zustimmung der tbg bei

        a) jeder Anderung des Gesellschaftsvertrages, insbesondere einer Anderung des Gegen-standes des Unternehmens, der Aufnahme neuer Gesellschafter oder der Vereinbarung neuer Beteiligungen;

        b)  der Bestellung und Abberufung von Geschaftsfuhrern des JTU;

        c) AbschluB, Anderung und Beendigung von Vertragen uber die Vergabe oder den Er-werb von Lizenzen, Patenten, Gebrauchsmustern, Geschmacksmustern, Warenzeichen oder Know How, soweit sie das mit der Beteiligung der tbg geforderte Innovations-vorhaben betreffen;

        d)  AbschluB, Anderung  und Beendigung wesentlicher Vertriebsvertrage;

        e) teilweiser oder ganzer Betriebsverlegung, -verpachtung oder - verauBerung;

        f)  AbschluB und Beendigung von Beherrschungs- und
            Ergebnisabfuhrungsvertragen.

3.      Zustimmungen nach (S) 4 Abs. 2 sind unmittelbar bei der tbg einzuholen.

        Sofern die tbg nicht innerhalb eines Zeitraums von 14 Tagen nach Mitteilung der zustim-mungsbedurftigen MaBnahme die Verweigerung der Zustimmung schriftlich erklart, gilt die Zustimmung als erteilt.

                                     (S) 5

                        Informations- und Kontrollrechte

1. Das JTU hat der tbg halbjahrlich, jeweils bis zum 31.03. und 30.09. eines Jahres uber die wirtschaftliche Lage des JTU und uber den Stand des in (S) 1 Abs. 2b beschriebenen Inno-vationsvorhabens zu berichten, solange die tbg auf diese Berichte nicht verzichtet, weil der BG die Kontrolle des JTU zugleich fur die tbg wahrnimmt. Zusatzlich erhalt die tbg von dem JTU monatlich einen Kurzstatus gemaB beigefugter Anlage.

2. Unabhangig davon, ob der BG die Kontrolle des JTU zugleich fur die tbg ausubt, hat das JTU die tbg uber alle MaBnahmen, die uber den Rahmen des ublichen Geschaftsbetriebes hinausgehen, rechtzeitig unmittelbar zu informieren. Uber den Rahmen des ublichen Ge-schaftsbetriebes gehen neben den zu (S) 4 Abs. 2 genannten MaBnahmen insbesondere hin-aus:

        a)  Teilweise oder ganze Betriebsstillegung;

        b) Aufgabe oder wesentliche Anderung des in (S) 1 Abs. 2 b beschriebenen Innovations-vorhabens;

        c) Jede Ubernahme von Verpflichtungen, auch fur Investitionen, die den Betrag von DM 150.000, -- oder, sofern sie sich aus Leasing-, Miet-oder Pachtvertragen ergeben, den Betrag von DM 50.000, -- monatlich ubersteigen und nicht im vorliegenden Ge-schaftsplan enthalten sind.

3. Daruber hinaus stehen der tbg die Kontrollrechte gem. (S) 716 BGB zu. Dies gilt auch nach der Beendigung der Gesellschaft in dem zur Uberprufung des Auseinandersetzungsgutha-bens erforderlichen Umfang.

        Die tbg ist ferner berechtigt, jederzeit alle auf das in (S) 1 Abs. 2b beschriebene Innovationsvorhaben bezogenen Unterlagen des JTU einzusehen. Die tbg kann sich bei der Wahrnehmung ihrer Kontrollrechte Dritter bedienen.

4. Das JTU raumt dem BMBF und einem von ihm Beauftragten Vorlage-, Auskunfts-und Prufungsrechte im gleichen Umfang wie der tbg ein. Es erklart sich damit einverstanden, daB die tbg die uber sein Unternehmen und das geforderte Innovationsvorhaben erlangten Daten zur wissenschaftlichen Auswertung des in (S) 1 Abs. 1 dieses Vertrages genannten Modellversuchs an den BMBF oder ein von ihm beauftragtes Institut weiterleitet. Das JTU erklart sich daruber hinaus bereit, auch dem BMBF und einem von ihm beauftragten Insti-tut unmittelbar die zur wissenschaftlichen Auswertung des Modellversuchs erforderlichen Auskunfte zu erteilen. Bei der Ausarbeitung und ggf. bei der Veroffentlichung von Daten uber den Modellversuch wird sichergestellt, daB dem JTU kein Schaden entsteht.

5. Das JTU stellt der tbg auf Verlangen alle Unterlagen zu Prufzwecken zur Verfugung, die der Bundesrechnungshof fur erforderlich halt.

                                     (S) 6

                                     Beirat

Die tbg kann jederzeit die Bildung eines Beirates verlangen.
An diesem Beirat ist die tbg unter angemessener Berucksichtigung der Hohe ihrer Einlage zu beteiligen.
Der Beirat berat das JTU in wirtschaftlicher und technischer Hinsicht, insbesondere hinsichtlich des in (S) 1 Abs. 2b beschriebenen Vorhabens. Er hat die gleichen Informations-und Kontroll-rechte, wie sie der tbg nach diesem Vertrag zustehen.

                                     (S) 7

                         Geschaftsjahr, Jahresabschluss

1. Das Geschaftsjahr der stillen Gesellschaft entspricht dem des JTU. Das Geschaftsjahr des JTU endet jeweils am 31. Dezember.

2. Das JTU hat seinen JahresabschluB (Bilanz, Gewinn- und Verlustrechnung, Anhang) unter Beachtung der (S)(S) 238-285 HGB innerhalb von sechs Monaten nach Ablauf des Geschafts-jahres zu erstellen und der tbg in original unterschriebener Ausfertigung und mit dem Te-stat eines Wirtschaftsprufers oder vereidigten Buchprufers zu ubermitteln.

3. Der JahresabschluB hat, soweit handelsrechtlich zulassig, den einkommensteuerrechtlichen Gewinnermittlungsvorschriften zu entsprechen. Werden im Rahmen der steuerlichen Ge-winnfestellung oder aufgrund einer AuBenprufung andere Ansatze verbindlich als die im ursprunglichen JahresabschluB enthaltenen, so sind diese auch im Verhaltnis des JTU zur tbg maBgeblich.

                                     (S) 8

                         Gewinn- und Verlustbeteiligung

1. Die tbg erhalt auf ihre geleistete Einlage eine vom Jahresergebnis des JTU unabhangige Mindestvergutung in Hohe von 6% p.a. Diese ist halbjahrlich im nachhinein zum 30.6. und 31.12. eines jeden Jahres, erstmals jedoch am 30.06.1997, fallig.

2. Von den erwirtschafteten Jahresuberschussen, erstmals fur das Geschaftsjahr 1997, erhalt die tbg im ubrigen, sofern sie DM 100.000,-- ubersteigen, 9% hochstens aber 6% p.a. der tatsachlich erbrachten Einlage.

        Diese Gewinnbeteiligung ist zahlbar innerhalb 2 Wochen nach Festellung des Jahresab-schlusses ((S) 7 Abs. 2).

3. Fur die Berechnung nach Abs. 2 maBgeblich ist der JahresuberschuB, der in dem nach (S) 7 Abs. 3 aufgestellten JahresabschluB vor
        Berucksichtigung der Gewinnbeteiligung der tbg gemaB vorstehender Ziffer 2 ausgewiesen wird.

        a)  Dem JahresuberschuB sind hinzuzusetzen

            - gezahlte Ertragsteuern, soweit sie den ausgewiesenen JahresuberschuB gemindert haben;

            - Zinsen, die den Gesellschaftern des JTU, sofern diese Personengesellschaft ist, bela-stet worden sind, ohne in den JahreuberschuB der Mitunternehmerschaft eingeflos-sen su zein;

            - auBerordentliche Aufwendungen, soweit sie aus Geschaftsvorfallen herruhren, die vor Beginn der stillen Gesellschaft erfolgt sind;

            - Verluste aus VerauBerung oder Zerstorung von Wirtschaftsgutern des Anlagever-mogens, soweit letztere im Zeitpunkt des Beginns der Gesellschaft bereits vorhanden waren.

        b)  Vom JahresuberschuB sind abzusetzen

            - Betrage aus der Auflosung steuerfreier Rucklagen, die vor Beginn der stillen Beteili-gung gebildet wurden;

            - Tatigkeitsvergutungen oder Zinsen, die den Gesellschaftern des JTU, sofern dieses Personengesellschaft ist, gutgeschrieben worden sind, ohne den ausegewiesenen Jah-resuberschuB der Mitunternehmerschaft gemindert zu haben;

            - auBerordentliche Ertrage, soweit sie auf Geschaftsvorfalle beruhen, die vor Beginn der stillen Gesellschaft erfolgt sind;

            - Ertrage aus der VerauBerung von Wirtschaftsgutern des Anlagevermogens, soweit letztere im Zeitpunkt des Beginns der Gesellschaft bereits vorhanden waren.

        c) Im Jahr des Abrufs der Beteiligung gilt der JahresuberschuB fur die Berechnung der Gewinnbeteiligung nach Abs. 2 als gleichmaBig auf das Jahr verteilt angefallen.

4. Die tbg ist berechtigt, zum Ende der Beteiligungszeit eine einmalige Vergutung von 25% des Beteiligungsbetrages zuzuglich fur jedes Jahr nach Ablauf des funften vollen Beteili-gungsjahres, in dem die tbg keine Gewinnbeteiligung gemaB (S) 8 Abs. 2 zugestanden ist, weitere 6% des Beteiligungsbetrages zu verlangen.

        Die tbg wird von diesem Recht nur Gebrauch machen, wenn dies nach ihrer Ansicht auf-grund der gesamten wirtschaftlichen Verhaltnisse des JTU, insbesondere aufgrund seiner in den letzten drei Jahren vor Beendigung der Beteiligung erzielten Gewinne und der wahrend der Beteiligungszeit gebildeten stillen Reserven gerechtfertigt erscheint.

5.      An Verlusten des TU nimmt die tbg nicht teil.

                                     (S) 9

                                    Steuern

Das JTU wird fur die Abfuhrung der gesetzlich vorgeschriebenen Kapitalertragsteuer (soweit vorgeschrieben zuzuglich Solidaritatszuschlag) hinsichtlich der Vergutung fur die stille Einlage sorgen und von den jeweiligen Zahlungen an die tbg die Kapitalertragsteuer (und den Solidari-tatszuschlag) einbehalten und direkt an das zustandige Finanzamt abfuhren. Nach Abfuhrung wird das JTU der tbg jeweils Bescheinigungen im Sinne von (S) 45a Abs. 2 EStG auf den von der tbg zur Verfugung gestellten Vordrucken erteilen.

                                     (S) 12

                               Fallige Leistungen

Fallige Leistungen sind nach Eintritt des Verzuges bis zum Eingang bei der tbg mit 4% p.a. zu verzinsen.

                                     (S) 13

                            Allgemeine Bestimmungen

1. Anderungen und Erganzungen dieses Vertrages bedurfen der Schriftform. Mundliche Nebenabreden zu diesem Vertrag bestehen nicht.

2. Sollte eine Bestimmung dieses Vertrages rechtsunwirksam sein, so bleiben die ubrigen Bestimmungen davon unberuhrt. Das TU und die tbg sind verpflichtet, unwirksame Vertragsbestimmungen durch Regelungen zu ersetzen, die rechtswirksam sind und dem Sinn und Zweck der rechtsunwirksamen Bestimmungen moglichst weitgehend entsprechen.

3. Fur alle Rechtsstreitigkeiten, die sich aus diesem Vertrag oder seiner Durchfuhrung ergeben, ist Bonn als Gerichtsstand vereinbart.


Bonn, den 07.10.97                 Hamburg, den 22.09.1997

Technologie-Beteiligungs-          Sequenom Instruments GmbH
Gesellschaft mbH der
Deutschen Ausgleichsbank

/s/ illegible                      /s/ Antonius Schuh


                                   Vorhabensbezogene Planung (Anlage I)
                                   Kurzstatus (Anlage II)
                                   Beteiligungsgrundsatze der tbg

Anlage I

                           Vorhabensbezogene Planung

Planzeitraum:  01.09.1997 bis 31.12.1999

VORHABENSSPEZIFISCHE AUFWENDUNGEN
-------------------------------------------------------------------------------------------------------------
                                                                            Betrag in DM (ohne MwSt.)
-------------------------------------------------------------------------------------------------------------
I.      Fur angewandte Forschung und Entwicklung
-------------------------------------------------------------------------------------------------------------
1.      Im Sachanlagevermogen bilanzierte Investitionen
-------------------------------------------------------------------------------------------------------------
1.1     Laborgerate und -anlagen                                                    1.087.000
-------------------------------------------------------------------------------------------------------------
1.2     Maschinen und Anlagen zur Prototypenherstellung
-------------------------------------------------------------------------------------------------------------
1.3     Sonstiges
-------------------------------------------------------------------------------------------------------------
2.      Nicht-investive FuE - Aufwendunge
-------------------------------------------------------------------------------------------------------------
2.1     Personal                                                                    1.352.000
-------------------------------------------------------------------------------------------------------------
2.2     Material
-------------------------------------------------------------------------------------------------------------
2.3     Fremdleistungen (Auftragsvergabe/Beratung)                                    456.000
-------------------------------------------------------------------------------------------------------------
2.4     Patente und Zulassungen                                                     1.160.000
-------------------------------------------------------------------------------------------------------------
2.5     Reisekosten
-------------------------------------------------------------------------------------------------------------
2.6     Sonstiges
-------------------------------------------------------------------------------------------------------------
II.     Fur Investitionen zur Markteinfuhrung
-------------------------------------------------------------------------------------------------------------
Summe                                                                               4.055.000
-------------------------------------------------------------------------------------------------------------

VORHABENSSPEZIFISCHE FINANZIERUNG
-------------------------------------------------------------------------------------------------------------
                                                                            Betrag in DM (ohne MwSt.)
-------------------------------------------------------------------------------------------------------------
1.      Eigenmittel
-------------------------------------------------------------------------------------------------------------
1.1     ...
-------------------------------------------------------------------------------------------------------------
1.2     ...
-------------------------------------------------------------------------------------------------------------
2.      Beteiligungskapital
-------------------------------------------------------------------------------------------------------------
2.1    der tbg                                                                      2.000.000,-
-------------------------------------------------------------------------------------------------------------
2.2     des Leadinvestors                                                           2.055.000,-
-------------------------------------------------------------------------------------------------------------
2.3     sonstiger Beteiligter
-------------------------------------------------------------------------------------------------------------
3.      Offentliche Mittel
-------------------------------------------------------------------------------------------------------------
3.1     Zuschusse, Zuwendungen, Zulagen
-------------------------------------------------------------------------------------------------------------
3.2     Sonstige
-------------------------------------------------------------------------------------------------------------
4.      Fremdmittel
-------------------------------------------------------------------------------------------------------------
4.1    der Bank
-------------------------------------------------------------------------------------------------------------
4.2     Sonstige
-------------------------------------------------------------------------------------------------------------
Summe                                                                               4.055.000
-------------------------------------------------------------------------------------------------------------

Anlage II

TU:       Sequenom Instruments GmbH
          Mendelsohnstr. 15D
          22761 Hamburg

                    Kurzstatus fur den Monat* __________ 199___



--------------------------------------------------------------------------------
                                                IST in TDM
--------------------------------------------------------------------------------
Umsatzerlose
--------------------------------------------------------------------------------
Materialaufwand
--------------------------------------------------------------------------------
Personalaufwand
--------------------------------------------------------------------------------
Vorlaufiges Ergebnis
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Auftragsbestand
--------------------------------------------------------------------------------
KK-Rahmen
davon in Anspruch genommen
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Besonderheiten des vergangenen Monats:





--------------------------------------------------------------------------------

Erwartung der Geschaftsfuhrung bezuglich der zukunftigen Entwicklung:

--------------------------------------------------------------------------------
  [_] Viel besser  [_] besser  [_] gleich  [_] schlechter  [_] viel schlechter
--------------------------------------------------------------------------------

Hamburg, den


                            ___________________________________________________
                           (Unterschrift der Geschaftsfuhrung und Firmenstempel)


--------------------
     * Abgabe immer bis spatestens zum Ende des Folgemonats.

-------------------------------------------------------
                                                                   tbg         Technologie-Beteiligungs-
        Beteiligungsgrundsatze fur das                                         Gesellschaft mbH der
    DtA-Technologie-Beteiligungsprogramm                                       Deutschen Ausgleichsbank
-------------------------------------------------------      -----------------------------------------------------------------------
Die tbg als Beteiligungsgeber                                3.1   Beteillgungsnehmer

Die Technologie-Beteiligungs-Gesellschaft mbH (tbg)                Beteiligungen der tbg konnen Unternehmen der ge-werblichen
ist eine Tochtergesellschaft der Deustchen Ausgleichs-             Wirtschaft erhalten, sofern ihr Jahresumsatz 250 Mio. DM nicht
bank (DtA). Mit dem DtA-Technologie-Beteiligungspro-               ubersteigt.
gramm erganzt die DtA die Risikokapitalforderung durch
das Bundesministerium fur Bildung, Wissenschaft, For-        3.2   Kooperierender Beteiligungsgeber (Leadinvestor)
schung und Technologie (BMBF).
                                                                   Wesentliche Voraussetzung bei Beteiligungen zur Fi-nanzierung
Beteiligungszweck                                                  von Innovationsvorhaben gemaB Ziffer 2.2 ist, daB ein weiterer
                                                                   Beteiligungsgeber (Leadinvestor) sich in mindestens gleicher
Finanzierung der Fruhphase                                         Hohe wie die tbg an dem TU beteiligt und auf der Grundlage eines
                                                                   Kooperationsver-trages die Beteiligung der tbg mitbetreut.
In der Fruhphase geht die tbg Beteiligungen an Tech-
nologieunternehmen (TU) ein, um das TU fur die Auf-          3.3   Gesamtfinanzierung
nahme von institutionellem Beteiligungskapital vorzube-
reiten. Finanziert werden die Kosten fur                           Die Gesamtfinanzierung des Vorhabens muB gesichert sein. Die
                                                                   Beteiligungsmittel durfen nur zur Finanzierung des oder der
-    den Aufbau geeigneter Organisationsstrukturen,                Vorhaben(s) eingesetzt werden, fur die die Beteiligung zugesagt worden ist.
-    die Erstellung eines pruffahigen Geschaftsplans so-
     wie                                                           ErmaBigen sich nachtraglich die Kosten des Vorhabens oder werden nachtraglich zur Finanzierung dieses Vor-habens weitere Mittel
-    die Produkt- und Verfahrensentwicklung.                       eingeworben, so daB eine Finan-zierung uber 100% entsteht, konnen die Beteiligungs-mitel zuruckgefordert werden.
Das antragestellende TU sollte moglichst von dem Bera-
tungsangebot eines Technologiezentrums oder derglei-chen     4.    Beteiligungskonditionen
(z. B. Betreuungsinvestor) Gebrauch machen.
                                                             4.1   Beteiligungsform
Finanzierung von Innovationsvorhaben
                                                                   Die tbg geht bei innovationsvorhaben gemaB Ziffer 2.2
Durch das Innovationsvorhaben sollen neue, im Unter-               ausschlieBlich stille Beteiligungen ein. Bei Vorhaben gemaB
nehmen bis dahin noch nichy angewandte Techniken ein-              Ziffer 2.1 und 2.3 kann die Beteiligung in stiller und/oder
gesetzt werden. Die Entwicklungsanteile, die den inno-             offener Form erfolgen. Sicherheiten sind nicht zu stellen.
vativen Kern betreffen, mussen im Unternehmen selbst
erbracht werden. Mit dem neuen Produkt (Verfahren/           4.2   Hochstbetrag
Dienstleistung) mussen fur das Technologieunterneh-
men Wettbewerbsvorteile und Marktchancen auf den                   -   in der Fruhphase bis zu 250.000 DM
Zielmarkten verbunden sein.
                                                                   -   bei Innovationsvorhaben konnen Beteiligungen pa-rallel zum
Soweit die Fordermoglichkeiten aus dem Programm BTU                    Leadinvestor bis auf 5 Mio. DM aufgestockt werden, sofern die
ausgeschopft sind, konnen fur                                          Fordermoglichkeiten aus dem BTU-Programm ausgeschopft sind

-    Vorhaben der angewandten Forschung und Ent-wicklung,          -   im Rahmen der Exit-Finanzierung bis zu 10 Mio. DM

-    die Aufnahme der Serienproduktion sowie                 4.3   Auszahlung

-    die Markteinfuhrung                                           Die Beteiligung wird grundsatzlich entsprechend dem Fortschritt des Vorhabens bereitgestellt.
Beteiligungen mit Mitteln aus dem DtA-Technologie-
Beteiligungsprogramm auf maximal 5. Mio. DM aufge-stockt     4.4   Laufzeit (stille Beteiligung)
werden.
                                                                   Die Dauer der Beteiligung der tbg betragt bis zu 10 volle
Voraussetzung fur die Beteiligung ist, daB sich ein wei-           Kalenderjahre.
terer Beteiligungsgeber (Leadinvestor) mindestens in
gleicher Hohe wie die tbg an dem TU beteiligt.               4.5   Kundigung (stille Beteiligung)

Exit-Finanzierung                                                  Die tbg kann Beteiligungen aus wichtigem Grund kundi-gen.

Die tbg kann ferner Beteiligungen zur Finanzierung der             Dem TU kann das Recht eingeraumt werden, seine Be-teiligung
Kosten fur die Vorbereitung des Verkaufs der Beteiligung           vorzeitig unter Einhaltung einer Kundigungsfrist von 3 Monaten
(z.B. uber die Borse) eingehen.                                    zum 30.06 und 31.12. eines jeden Jah-res zu kundigen.

Beteiligungsvoraussetzungen

Fur Beteiligungen zur Finanzierung von Vorhaben gemaB Ziffer
2.2 und 2.3 ist das Bestehen einer Beteili-gung aus dem BTU-
Programm bzw. des Modellversuchs BJTU erforderlich.


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

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4.6   Beteiligungsentgelt

      stille Beteiligung:

      Die tbg erhebt vom Beteiligungsnehmer eine einmalige Bearbeitungsgebuhr in Hohe von z.Zt.1% des Betrages ihrer Beteiligung. Sie beansprucht auf ihre Einlage eine vom Jahresergebnis des Beteiligungsnehmers unab-hangige Vergutung in Hohe von z.Zt. 7% p.a. sowie ein an den Verhaltnissen des TU auszurichtendes gewinn-abhangiges Beteiligungsentgelt. Zum Ende der Beteili-gungszeit kann die tbg eine einmalige Vergutung zur Abgeltung wahrend der Beteiligungszeit gebildeter Reserven des TU verlangen. Einzelheiten regelt der Vertrag zwischen tbg und TU.

      offene Beteiligung:

      Die Konditionen werden im Einzelfall vertraglich verein-bart.

5.    Antragsverfahren

      Antrage von TU auf Beteiligungen sind auf Vordrucken der tbg und falls erforderlich zusammen mit einer Er-klarung des kooperierenden Leadinvestors zur Uber-nahme einer eigenen Beteiligung an die

          Technologie-Beteiligungs-Gesellschaft mBH

          der Deutschen Ausgleichsbank

          Ludwig-Erhard-Platz 1-3, Bonn-Bad Godesberg

          Postantschrifft:  53179 Bonn

      zu richten.

      Die Prufung der Antragsoraussetzungen erfolgt nur bei Vorhaben gemaB Ziffer 2.2 zunachst durch den leadin-vestor (ggf. unter Elinschaltung externer Gutachter, z.B. Technologieberafungsstellen). Die tbg behalt sich vor, weitere Unterlagen, ggf. auch Gutachten anzufordern. Vor AbschluB eines Beteiligungsvertrages zwischen Leadinvestor und TU ist ein Beteiligungsantrag bei der tbg einzureichten. Ein Rechtsanspruch auf Ubernahme einer Beteiligung durch die tbg besteht nicht.

      Hat der Leadinvestor mit der tbg bisher noch in keinem anderen Falle kooperiert, so sind alle fur eine Prufung seiner Bonitat notwendigen Unterlagen miteinzureichen.

      Weitergehende Auskunfte sind bei der tbg unter der Te-lefonnummer (02 28) 831-2290 erhaltlich.







      Bonn, den 01. August 1997
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